SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported): August 26, 2002


                           HFC Revolving Corporation
   ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                  Delaware                                333-84268                            36-3955292
     -----------------------------------              -----------------         ----------------------------------------
       (State or Other Jurisdiction of                   (Commission              (I.R.S. Employer Identification No.)
               Incorporation)                           File Number)



                                                    2700 Sanders Road
                                            Prospect Heights, Illinois 60070
                                       ------------------------------------------
                                        (Address of Principal Executive Offices)
                                                       (Zip Code)
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       Registrant's telephone number, including area code (847) 564-5000
                                                          ----- --------


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Item 5.  Other Events.
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Filing of Computational Materials
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form
8-K (the "Form 8-K"), the Company is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Household Home Equity Loan Trust 2002-3, Closed-End Home Equity Loan Asset
Backed Notes, Series 2002-3 (the "Notes").

         In connection with the offering of the Notes, Morgan Stanley & Co.
Incorporated ("Morgan Stanley"), as an underwriter of the Notes, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided Morgan Stanley with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration;
expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Home Equity Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

Filing of Certain Other Materials
---------------------------------

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current
Report on Form 8-K (the "Form 8-K"), HFC Revolving Corporation (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Household Home Equity
Loan Trust 2002-3, Closed-End Home Equity Loan Asset Backed Notes, Series
2002-3 (the "Notes").

Incorporation of Certain Documents by Reference
-----------------------------------------------

         In connection with the issuance of the Notes, the Company is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Notes. The consent of KPMG is attached hereto as Exhibit 23.1.

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the years in the three-year period ended December 31, 2001 prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial
Group, Inc. (which was filed with the Commission on March 26, 2002; Commission
File Number 1-10777) and the unaudited consolidated financial statements of the insurer and subsidiaries as of March 31, 2002 and for the periods ending
March 31, 2002 and March 31, 2001, included in the Quarterly Report on Form
10-Q of Ambac Financial Group, Inc.


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for the period ended March 31, 2002 (which was filed with the Commission on
May 13, 2002); June 30, 2002 and for the periods ending June 30, 2002 and June
30, 2001, included in the Quarterly Report on Form 10-Q of Ambac Financial
Group, Inc. for the period ended June 30, 2002 (which was filed with the Commission on August 14, 2002); and the Current Reports on Form 8-K filed with the Commission on January 25, 2002, April 18, 2002, July 19, 2002 and August
14, 2002 as they related to Ambac Assurance Corporation are hereby incorporated by reference in the prospectus supplement. The consent of KPMG to the incorporation by reference of their audit report on such consolidated financial statements in the prospectus supplement and their being named as "experts" in the prospectus supplement related to Closed-End Home Equity Loan
Asset Backed Notes, Series 2002-3, is attached hereto as Exhibit 23.1.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- -   ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of KPMG LLP

         99.1     Computational Materials


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           HFC REVOLVING CORPORATION



                          By: /s/ John W. Blenke
                              -------------------------
                              Name: John W. Blenke
                              Title: Vice President and Secretary


Dated:  August 27, 2002


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Exhibit Index
-------------

Exhibit                                                                 Page
-------                                                                 ----
23.1              Consent of KPMG LLP                                    7

99.1              Computational Materials                                8